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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) September 19, 2002
                                                        ------------------

                             WORONOCO BANCORP, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)

      Delaware                    1-14671                   04-3444269
      --------                    ---------                 ----------
(State or other Jurisdiction of  (Commission               (IRS Employer
incorporation or organization)   File Number)              Identification No.)

                 31 Court Street, Westfield, Massachusetts 01085
                 -----------------------------------------------
                    (Address of principal executive offices)

                                 (413) 568-9141
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)








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ITEM 5.  OTHER EVENTS.
         -------------

      On September 19, 2002, Woronoco Bancorp, Inc. (the "Company"), the holding company for Woronoco Savings Bank (the "Bank") announced that the Bank had appointed John B. Davies and Mark A. Pumiglia to its Board of Directors. The Company also announced that it had appointed Mr. Davies to its Board of Directors.

      The press release announcing the appointments is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ----------------------------------------

      Exhibit 99.1   Press Release dated September 19, 2002.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: September 19, 2002               By: /s/ Cornelius D. Mahoney
                                            -----------------------------------
                                            Cornelius D. Mahoney
                                            President, Chief Executive Officer
                                            and Chairman of the Board





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